Exhibit 10.10

Rights and Obligations Assignment Agreement

This Rights and Obligations Assignment Agreement (this “Agreement”) is made in Shanghai as of July 13, 2017 by and among:

(1)             Jing LIU, a citizen of the People’s Republic of China (“PRC”) whose ID number is ******************;

(2)             Shuhong YUAN, Chinese Citizen, ID No.: ******************;

(3)             Yue XUAN, Chinese Citizen, ID No.: ******************;

(4)             YAO FANG INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD., a wholly foreign-owned enterprise organized and existing under the laws of the PRC with its legal address at Room 805, Suite B, No.1 Building, No.977, Shangfeng Road, Tang Town, Pudong New Area, Shanghai, China (“WFOE”); and

(5)             GUANGDONG YIHAO PHARMACY CO., LTD., a limited liability company organized and existing under the laws of the PRC with its legal address at Zone A, 2/F, No.1 Gonghe Road (West), Yuexiu District, Guangzhou, China (“Operating Company”)

(The abovementioned parties hereinafter referred to collectively as the “Parties” and each a “Party”).

WHEREAS:

1.                  WFOE, Yue XUAN and Shuhong YUAN entered into the Exclusive Option Agreement in respect of GUANGDONG YIHAO PHARMACY CO., LTD. on September 5, 2013, Yue XUAN, Shuhong YUAN, WFOE and the Operating Company entered into the Proxy Agreement on September 5, 2013, and WFOE, Yue XUAN and Shuhong YUAN entered into the Proxy Agreement in respect of GUANGDONG YIHAO PHARMACY CO., LTD. on September 5, 2013 (collectively, “Original Agreements”).

2.                  Jing LIU, Yue XUAN and Shuhong YUAN entered into the Equity Transfer Agreement on July 13, 2017, pursuant to which Shuhong YUAN has transferred all of the shares held by her in the Operating Company to Jing LIU.

3.                  Shuhong YUAN wishes to assign all of her rights and obligations under the Original Agreements to Jing LIU, and Jing LIU agrees to accept the assignment of all of Shuhong YUAN’s rights and obligations under the Original Agreements.

THEREFORE, it is agreed as follows:

1.                  As of the effective date of this Agreement (“Effective Date”), Shuhong YUAN shall assign all of her rights, interests, obligations and liabilities under the Original Agreements to Jing LIU (“Assignment of Rights and Obligations”).

2.                  Jing LIU hereby agrees to accept the Assignment of Rights and Obligations, and to fully perform and comply with the Original Agreements and exercise all of the rights and perform all of the obligations of Shuhong YUAN under the Original Agreement from the Effective Date.

3.                  Yue XUAN, WFOE and the Operating Company hereby agree on the Assignment of Rights and Obligations and Jing LIU succeeds Shuhong YUAN as a party to the Original Agreement from the Effective Date.

4.                  This Agreement shall be governed by and interpreted in accordance with the laws of the PRC.

5.                  Any dispute arising from or in connection with this Agreement shall be submitted to the Shanghai International Economic and Trade Arbitration Commission (“Commission”) to be settled through arbitration in accordance with the then effective arbitration rules of the Commission. The arbitration award shall be final and binding on both Parties.

6.                  This Agreement shall take effect from the date on which it is signed (applicable to a natural person) or signed and sealed (applicable to a legal entity) by the Parties hereto.

7.                  This Agreement shall be made in quintuplicate counterparts, with each party holding one counterpart with equal legal effect.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK; THE SIGNATURE PAGE IS ATTACHED HEREINBELOW]

IN WITNESS WHEREOF, the Parties have executed this Rights and Obligations Assignment Agreement on the date first written above.

Jing LIU		Shuhong YUAN

Signature:	/s/ Jing LIU	Signature:	/s/ Shuhong YUAN

Yue XUAN		YAO FANG INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD.

Legal Representative:

		Signature:	/s/ Meijuan GAO

Signature:	/s/ Yue XUAN	Seal:	/s/ Seal of Yao Fang Information Technology (Shanghai) Co., Ltd.

GUANGDONG YIHAO PHARMACY CO., LTD.

Legal Representative:

Signature:	/s/ Du ZOU

Seal:	/s/ Seal of Guangdong Yihao Pharmacy Co., Ltd.